MERCER FUNDS

SUPPLEMENT TO

THE PROSPECTUS DATED JULY 31, 2022,

AS SUPPLEMENTED ON DECEMBER 22, 2022 AND FEBRUARY 2, 2023

The date of this Supplement is June 15, 2023.

The following changes are made in the Prospectus of Mercer Funds (the “Prospectus):

The Board of Trustees of Mercer Funds has approved the appointment of Ninety One North America, Inc. (“Ninety One”) as a subadviser to the Mercer Opportunistic Fixed Income Fund (the “Fund”). Upon the effectiveness of such subadviser change, the Prospectus is amended as described below.

1.                  The following information relating to Ninety One as subadviser to the Fund, is hereby added under the section titled “Fund Management – Subadvisers, Sub-Subadvisers and Portfolio Managers” on page 50 of the Prospectus:

Ninety One North America, Inc. (“Ninety One”)

•	Mr. Werner Gey van Pittius, Co-Head of Emerging Market Fixed Income and Portfolio Manager, joined Ninety One in 2003. Mr. Gey van Pittius began managing Ninety One’s allocated portion of the Fund’s portfolio in June 2023.
•	Mr. Antoon de Klerk, Co-Head of Emerging Market Sovereign & FX and Portfolio Manager, joined Ninety One in 2006. Mr. de Klerk began managing Ninety One’s allocated portion of the Fund’s portfolio in June 2023.

2.       In the section titled “Mercer Opportunistic Fixed Income Fund - The Subadvisers and Sub-Subadvisers,” beginning on page 76 of the Prospectus, the following paragraphs relating to Ninety One, as a subadviser to the Fund, are hereby added:

Ninety One North America, Inc. (“Ninety One”), with a principal office located at 65 East 55th Street, 30th Floor, New York, New York 10022, serves as a subadviser to the Fund. Ninety One is registered as an investment adviser under the Advisers Act. Ninety One is an indirect, wholly-owned subsidiary of Ninety One plc. The Ninety One Group is dual-listed, comprising Ninety One plc, a public limited company incorporated in England and Wales and Ninety One Limited, a public company incorporated in the Republic of South Africa. Ninety One is listed on the London and Johannesburg Stock Exchanges.

The allocated portion of the Fund’s portfolio managed by Ninety One is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Ninety One’s allocated portion of the Fund’s portfolio are Mr. Gey van Pittius and Mr. de Klerk.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its portion of the Fund’s portfolio, Ninety One’s typical investment process combines top-down and bottom-up analysis. The bottom-up process is the key driver of investment decisions and ultimately portfolio performance. Ninety One uses scorecards to create separate rankings of currency as well as local and opportunistic hard currency bond markets where relevant. The scores capture a wide range of factors reflecting our assessment of a combination of structural characteristics and cyclical dynamics. The top-down process determines the general outlook for emerging markets and aims to identify different themes in the market. The top-down process comes in at the portfolio construction stage where it provides checks and balances to the bottom-up investment ideas.

3.       The following changes are also made to the Prospectus

•	All references to Mr. James O’Shaughnessy of O’Shaughnessy Asset Management, LLC, a subadviser to Mercer US Large Cap Equity Fund, are deleted.

•	All references to Mr. James Shircliff of River Road Asset Management, LLC, a subadviser to Mercer US Small/Mid Cap Equity Fund, are deleted.

•	All references to Mr. Nigel Dutson of Origin Asset Management LLP, a subadviser to the Mercer Emerging Markets Equity Fund, are deleted.

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